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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2003

                        SkillSoft Public Limited Company
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               (Exact name of registrant as specified in charter)


   Republic of Ireland              0-25674                    None
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 (State or other juris-           (Commission              (IRS Employer
diction of incorporation          File Number)           Identification No.)


           107 Northeastern Boulevard
              Nashua, New Hampshire                          03062
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    (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (603) 324-3000


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          (Former name or former address, if changed since last report)




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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12,
"DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     On June 16, 2003, SkillSoft Public Limited Company announced its financial results for the fiscal quarter ended April 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 16, 2003                    SKILLSOFT PUBLIC LIMITED COMPANY

                                        By: /s/ Charles E. Moran
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                                           Charles E. Moran
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX



Exhibit No.                                  Description
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99.1                                         Press release dated June 16, 2003